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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       FORM 8-K
                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




                  Date of Report (Date of earliest event reported):
                                    March 31, 1997




                           GENZYME TRANSGENICS CORPORATION
                (Exact name of registrant as specified in its charter)



         Massachusetts                  0-21794               04-3186494
 (State or other jurisdiction      (Commission File         (IRS Employer
       of incorporation)               Number)            Identification No.)




                 Five Mountain Road, Framingham Massachusetts  01701
                (Address of principal executive offices and zip code)



                 Registrant's telephone number, including area code:
                                    (518) 872-8400





                                     Page 1 of 6
                           Exhibit Index appears on page 4

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Item 5.  Other Events.

         On March 31, 1997, Genzyme Transgenics Corporation and Genzyme Corporation executed an Amendment No. 2 to the Convertible Debt and Development Funding Agreement dated as of March 29, 1996, as amended ("Amendment No. 2"). Amendment No. 2 extends the period of time for negotiating a commercial development and supply agreement until June 30, 1997, and makes certain other changes. Amendment No. 2 is filed as Exhibit
99.1 to this report and the contents thereof are incorporated herein by reference.




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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 2, 1997              GENZYME TRANSGENICS CORPORATION


                             By:  /s/John B. Green
                                 ----------------------------------------
                                  John B. Green, Vice President, Finance,
                                  Principal Financial Officer




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                                    EXHIBIT INDEX

Exhibit                                                               Sequential
   No.        Description                                             Page No.

99.1  Amendment No.2 dated March 31, 1997 between Genzyme
      Transgenics Corporation and Genzyme Corporation, amending the Convertible Debt and Development Funding Agreement dated as
      of March 29, 1996.  Filed herewith.                                  5